UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Earliest Event Reported: November 14, 2017

ANADARKO PETROLEUM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-8968	76-0146568
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Lake Robbins Drive
The Woodlands, Texas 77380-1046
(Address of principal executive offices)

Registrant’s telephone number, including area code (832) 636-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)    Effective November 14, 2017, the Board of Directors (the “Board”) of Anadarko Petroleum Corporation (the “Company”) amended and restated the By-Laws of the Company (as amended and restated from time to time, the “By-Laws”). In addition to non-substantive language and conforming changes and other technical edits, the By-Laws were amended and restated in the manner summarized below.

Resignation of Directors. Article III, Section 3.1, was amended in order to clarify the notice procedure in connection with a director resignation and is designed to ensure that the Corporate Secretary has sufficient time to comply with applicable regulatory matters.

Committees of the Board. Article V, Section 5.1, was amended to reflect an election by the Company to be governed by Section 141(c)(2) of the Delaware General Corporate Law (“DGCL”). Section 141(c)(1) of the DGCL previously applied to the Company as a result of its date of incorporation. Section 141(c)(2) provides additional flexibility to the Board with respect to the creation and delegation of authority to committees of the Board. In addition, Article V, Section 5.2, was amended in order to provide the Board with additional flexibility to delegate authority to an executive committee. The amendment was not intended to change the current authority of the Company’s Executive Committee.

This summary is qualified in its entirety by reference to the By-Laws, as amended and restated as of November 14, 2017, and filed as Exhibit 3.1 attached hereto and incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.
On November 16, 2017, the Company announced its 2018 capital program and provided sales-volume guidance for 2018. The press release is included in this report as Exhibit 99.1 and is incorporated herein by reference. This information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description
3.1	By-Laws of Anadarko Petroleum Corporation, amended and restated as of November 14, 2017.
99.1	Press Release dated November 16, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 16, 2017
ANADARKO PETROLEUM CORPORATION
(Registrant)

By:	/s/ AMANDA M. MCMILLIAN
Amanda M. McMillian
Senior Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer